                                                                   EXHIBIT 10.12


                                 $350,000,000

                             Pure Resources, Inc.

                          71/8% Senior Notes Due 2011


                              PURCHASE AGREEMENT
                              ------------------

                                                                    June 5, 2001

CREDIT SUISSE FIRST BOSTON CORPORATION
FIRST UNION SECURITIES, INC.
BNP PARIBAS SECURITIES CORP.
FLEET SECURITIES, INC.
CREDIT LYONNAIS SECURITIES (USA) INC.
BNY CAPITAL MARKETS, INC.
WELLS FARGO BROKERAGE, LLC
C/O CREDIT SUISSE FIRST BOSTON CORPORATION
      Eleven Madison Avenue
      New York, New York 10010-3629

As Representatives of the Several Purchasers,
c/o Credit Suisse First Boston Corporation,
      Eleven Madison Avenue,
      New York, N.Y. 10010-3629

Dear Sirs:

          1. Introductory. Pure Resources, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "Purchasers") U.S.$350,000,000 principal amount of its 7?% Senior Notes due 2011 (the "Notes") to be issued under an indenture dated as of June 8, 2001 (the "Indenture"), between the Company, the Guarantors (as defined below) and First Union National Bank, as Trustee (the "Trustee") on a private placement basis pursuant to an exemption under Section 4(2) of the United States Securities Act of 1933 (the "Securities Act"), and hereby agrees with the several Purchasers as follows:

          Initially, the Notes will be guaranteed (the "Guarantees" and together with the Notes, the "Offered Securities") on a senior unsecured basis by Titan Exploration, Inc., a Delaware corporation, Pure Resources Holdings, Inc., a Nevada corporation, Pure Resources, L.P., a Texas limited partnership, Pure Resources I, Inc., a Delaware corporation, Hallwood Petroleum, Inc., a Delaware corporation, PK I, L.P., PK II, L.P., PK III, L.P., PK IV, L.P., HEP Pure, LP, and Hallwood Energy Partners, L.P., each of which is a Delaware limited partnership, Pure GP, LLC and HEP Pure Acquisition, LLC, each of which is a Delaware limited liability company, Pure Resources Holdings, LLC, a Nevada limited liability company, and La Plata Associates, LLC and Hallwood La Plata, LLC, each of which is a Colorado limited liability company (collectively, the "Guarantors" and, together with the Company, the "Issuers").

          2. Representations and Warranties of the Issuers. The Issuers, jointly and severally, represent and warrant to, and agree with, the several Purchasers that:

               (a) A preliminary offering circular and an offering circular relating to the Offered Securities to be offered by the Purchasers has been prepared by the Company. Such preliminary offering circular (the "Preliminary Offering Circular") and offering circular (the "Offering Circular"), as supplemented as of the date of this Agreement, together with any other document incorporated by reference thereto or approved by the Company for use in connection with the contemplated resale of the Offered Securities, are hereinafter collectively referred to as the "Offering Document". On the date of this Agreement, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through Credit Suisse First Boston Corporation ("CSFBC") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof. Except as disclosed in the Offering Document, on the date of this Agreement, the Company's Annual Report on Form 10?K most recently filed with the Securities and Exchange Commission (the "Commission") and all other reports (collectively, the "Exchange Act Reports") which have been filed by the Company with the Commission or sent to stockholders pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") after January 1, 2001, do not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder. To the best of the Company's knowledge, the Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Commission by Hallwood Energy Corporation ("Hallwood") and all other reports (collectively, the "Hallwood Exchange Act Reports") which have been filed by Hallwood with the Commission or sent to Hallwood's stockholders pursuant to the Exchange Act after January 1, 2001, do not include any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. To the best of the Company's knowledge, the Hallwood Exchange Act Reports, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.


          (b) The Offered Securities have been duly authorized by the Company and, when delivered and paid for pursuant to this Agreement and the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided in the Indenture and enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles..

          (c) The Indenture has been duly authorized by each of the Issuers; the Notes and the Guarantees have been duly authorized by the Company and each of the Guarantors, respectively; and, when the Notes and the Guarantees are delivered and paid for pursuant to this Agreement on the Closing Date (as defined below), the Indenture will have been duly executed and delivered by each of the Issuers, the Notes and the Guarantees will have been duly executed, authenticated, issued and delivered by the Company and each of the Guarantors, respectively, and will conform to the description thereof in the Offering Document; assuming due authorization, execution and delivery of the Indenture by the Trustee and the authentication of the Notes by the Trustee, the Indenture and the Notes will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture and the Guarantees will constitute valid and legally binding obligations of the Guarantors, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (d) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure so to qualify would not have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole ("Material Adverse Effect").

          (e) Each Guarantor and each Significant Subsidiary (as defined in Regulation S-X under the Securities Act, but excluding Hallwood Consolidated Resources Corporation (which will be merged out of existence as of 11:58 p.m., Eastern Daylight Savings Time, on the date of this Agreement), HEC Acquisition Corp. (which will be converted into HEP Pure Acquisition, LLC as of 11:58 p.m., Eastern Daylight Savings Time, on the date of this Agreement) and Hallwood Energy Corporation (which will be converted into HEP Pure, LP as of 11:59 p.m., Eastern Daylight Savings Time, on the date of this Agreement)) of the Company has been duly incorporated or organized, as the case may be, and is an existing entity in good standing under the laws of the jurisdiction of its respective incorporation or organization, with power and authority to own its properties and conduct its business as described in the Offering Document; and each Guarantor and each Significant Subsidiary of the Company is duly qualified to do business as a foreign corporation, partnership or limited liability company in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect and except for the qualification of the Guarantors in the jurisdictions noted on Exhibit A, which those Guarantors are in the process of filing; all of the issued and outstanding capital stock or other equity interests of each Guarantor and each Significant Subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock or other equity interests of each Guarantor and each Significant Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

          (f) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Purchaser for a brokerage commission, finder's fee or other like payment.

          (g)  Assuming the accuracy of the representations of the Purchasers in
     Section 4, no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement dated the date hereof, between the Company, the Guarantors and the Purchasers (the "Registration Rights Agreement") in connection with the issuance and sale of the Offered Securities by the Company and the Guarantors, except for such as may be required under federal securities laws in connection with the Registration Rights Agreement or such as may be required by state or foreign securities laws.

          (h) The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement by the Issuers, and the issuance and sale of the Offered Securities by the Issuers and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties,
     (B) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or (C) the charter or by-laws (or comparable governing documents) of the Company or any such subsidiary except, in the case of (A) and (B) for such breaches, violations or defaults as would not have a Material Adverse Effect. The Issuers have full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

          (i) This Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by the Company and each of the Guarantors.

          (j) Except as disclosed in the Offering Document and except for such defects of title that in the aggregate would not have a Material Adverse Effect, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document and except for such liens, encumbrances, defects and exceptions as would not have a Material Adverse Effect, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

          (k) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them except for those the absence of which would not have a Material Adverse Effect and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

          (l) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

          (m) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, except for those the absence of which would not have a Material Adverse Effect, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

          (n) Except as disclosed in the Offering Document, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

          (o) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Issuers to perform their respective obligations under the Indenture, this Agreement or the Registration Rights Agreement, and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

          (p) The financial statements (other than those of Hallwood), together with the related schedules and notes, included in the Offering Document present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the assumptions used in preparing the pro forma financial statements included in the Offering Document provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts. To the best of the Company's knowledge, the financial statements of Hallwood, together with the related schedules and notes, included in the Offering Document present fairly the consolidated financial position of Hallwood and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

          (q) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (r) The oil and gas reserve, statistical and market-related data included in the Offering Document are based on or derived from sources that the Company believes to be reliable and accurate.

          (s) None of the Issuers is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act") ; and none of the Issuers is nor, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will be an "investment company" as defined in the Investment Company Act.

          (t) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

          (u) Assuming the accuracy of the representations and warranties of the Purchasers in Section 4, the offer and sale of the Offered Securities by the Issuers to the several Purchasers in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S; and it is not necessary in connection with the offer and sale of the Offered Securities to the Purchasers to qualify an indenture in respect of the Offered Securities under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

          (v) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any securities sold in reliance on Rule 903 of Regulation S, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement and the Registration Rights Agreement.

          (w)  The Company is subject to Section 13 or 15(d) of the Exchange
     Act.

          (x) There is no "substantial U.S. market interest" as defined in Rule 902(j) of Regulations S in the Company's debt securities.

          (y) As of the Closing Date, the Guarantors will include all of the guarantors as of the Closing Date under that certain credit agreement by and among the Company, The Chase Manhattan Bank, as Administrative Agent, First Union National Bank, as Syndication Agent, BNP Paribas, as Documentation Agent, and the Lenders party thereto, dated as of September 29, 2000.

      3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Issuers, at a purchase price of 98.594% of the principal amount thereof plus accrued interest from June 8, 2001 to the Closing Date (as hereinafter defined) the respective principal amounts of Offered Securities set forth opposite the names of the several Purchasers in Schedule A hereto.

     The Issuers will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global securities in definitive form (the "Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Offered Securities shall be made by the Purchasers in Federal (same day) funds by official check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of Pure Resources, Inc. at the office of Thompson & Knight L.L.P., Dallas, Texas at 9:30 A.M. (New York time), on June 8, 2001, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "Closing Date", against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Offered Securities. The Global Securities will be made available for checking at the above office of Thompson & Knight L.L.P. at least 24 hours prior to the Closing Date.

     4. Representations by Purchasers; Resale by Purchasers. (a) Each Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

     (b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities and will offer and sell the Offered Securities as part of their distribution at any time and only in accordance with Rule 144A ("Rule 144A") or Rule 903 under the Securities Act. Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of the sale of the Offered Securities, other than a sale pursuant to Rule 144A, the Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the 40?day period after the later of commencement of the offering and the Closing Date a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or
     (ii) otherwise until 40 days after the later of the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

     Term used in this subsection (b) have the meanings given to them by Regulation S.

     (c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Company.

     (d) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities by means of any form of general solicitation or general advertising, within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

     (e) Each of the Purchasers severally represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Offered Securities will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995;
(ii) it has complied and will comply with all applicable provisions of the Financial Services Act of 1986 with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

     5. Certain Agreements of the Issuers. The Issuers agree with the several Purchasers that:

          (a) The Company will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent, which consent shall not be unreasonably withheld. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify CSFBC of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither CSFBC's consent to, nor Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (b) The Company will furnish to CSFBC copies of any preliminary offering circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC reasonably requests. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Issuers will promptly furnish or cause to be furnished to CSFBC (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Issuers will pay the expenses of printing and distributing to the Purchasers all such documents.

          (c) The Issuers will endeavor in good faith cooperation with the Purchasers to arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such states in the United States as CSFBC designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers provided that the Issuers will not be required to qualify as a foreign corporation or as a dealer of securities to file a general consent to service of process or subject itself to taxation in any such state.

          (d) So long as any of the Offering Securities are outstanding, the Company will, upon request, furnish to CSFBC and to each of the other Purchasers, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and, upon request, the Company will furnish to CSFBC and to each of the other Purchasers (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Issuers as CSFBC may reasonably request.

          (e) During the period of two years after the Closing Date or, if earlier, until such time as the Offered Securities are no longer restricted securities as defined in Rule 144, the Company will, upon request, furnish to CSFBC, each of the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

          (f) During the period of two years after the Closing Date or, if earlier, until such time as the Offered Securities are no longer restricted securities as defined in Rule 144, the Issuers will not, and will not permit any of their affiliates (as defined in Rule 144 under the Securities
     Act) to, resell any of the Offered Securities that have been reacquired by any of them.

          (g) During the period of two years after the Closing Date, none of the Issuers will be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

          (h) The Issuers will pay all expenses incidental to the performance of its obligations under this Agreement, the Indenture and the Registration Rights Agreement including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Offered Securities and, as applicable, the Exchange Securities (as defined in the Registration Rights Agreement), the preparation and printing of this Agreement, the Registration Rights Agreement, the Offered Securities, the Indenture, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities and as applicable the Exchange Securities; (iii) for any expenses (including reasonable fees and disbursements of counsel), which are not based on the value of the securities issued) incurred in connection with qualification of the Offered Securities or the Exchange Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto, (iv) for any fees charged by investment rating agencies for the rating of the Securities or the Exchange Securities, and (v) for reasonable and necessary expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchasers.

          (i) In connection with the offering, until CSFBC shall have notified the Company and the other Purchasers of the completion of the resale of the Offered Securities, neither the Issuers nor any of their affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which the Issuers or any of their affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither the Issuers nor any of their affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

          (j) For a period of 60 days after the date of the initial offering of the Offered Securities by the Purchasers, neither the Issuers nor any of their affiliates will offer, sell, contract to sell, pledge, or otherwise dispose of, directly or indirectly, any United States dollar-denominated debt securities issued or guaranteed by the Issuers and having a maturity of more than one year from the date of issue without the prior written consent of CSFBC. Neither the Issuers nor any of their affiliates will at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor under Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

     6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Issuers made pursuant to the provisions hereof, to the performance by the Issuers of their obligations hereunder and to the following additional conditions precedent:

          (a) The Purchasers shall have received a letter, dated the date of this Agreement, of KPMG LLP confirming that they are independent public accountants under Rule 101 of the AICPA's Code of Professional Conduct and to the effect that:

          (i) In their opinion the financial statements examined by them and included in the Offering Document and in the Exchange Act Reports comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations, except as to requirements for consolidating financial information for the Guarantors;

          (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements of the Company incorporated by reference in the Offering Document; and

          (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

               (A) the unaudited financial statements of the Company incorporated by reference in the Offering Document or in the Exchange Act Reports do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

               (B) the unaudited pro forma financial statements included in the Offering Documents or in the Exchange Act Reports do not comply as to form in all material respects with the accounting requirements of the Securities Act and the related published Rules and Regulations or the pro forma adjustments have not properly been applied to the historical amounts in the compilation of those statements;

               (C) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated stockholders' equity, as compared with amounts shown on the latest balance sheet incorporated by reference in the Offering Document; or

               (D) for the period from the closing date of the latest income statement included in the Offering Document and the Exchange Act Reports to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated revenues, consolidated operating income, consolidated net income or in the ratio of earnings to fixed charges;

          except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Offering Document and the Exchange Act Reports disclose have occurred or may occur or which are described in such letter; and

          (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Offering Document and the Exchange Act Reports (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     (b) The Purchasers shall have received a letter, dated the date of this Agreement, of PricewaterhouseCoopers LLP confirming that they are independent public accountants under Rule 101 of the AICPA's Code of professional Conduct and to the effect that:

          (i) In their opinion the financial statements examined by them and included in the Offering Document and in the Exchange Act Reports comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations; and

          (ii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Offering Document and the Exchange Act Reports (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     (c) The Purchasers shall have received a letter, dated the date of this Agreement, of Deloitte & Touche LLP confirming that they are independent public accountants under Rule 101 of the AICPA's Code of Professional Conduct and to the effect that:

          (i) In their opinion the financial statements examined by them and included in the Hallwood Exchange Act Reports comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published Rules and Regulations;

          (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements of Hallwood incorporated by reference into the offering circular;

          (iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of Hallwood, inquiries of officials of Hallwood who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                (A) the unaudited financial statements of Hallwood incorporated by reference in the Offering Document or in the Hallwood Exchange Act Reports do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles; or

                (B) at the date of the latest available balance sheet of Hallwood read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of Hallwood and its consolidated subsidiaries; and

          (iv) they have compared specified dollar amounts and other financial information of Hallwood incorporated by reference in the Offering Document (in each case to the extent that such dollar amounts, percentages and other financial information are derived form the general accounting records of Hallwood and its subsidiaries subject to the internal controls of Hallwood's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          (d) The Purchasers shall have received a letter, dated as of the date of this Agreement, of Netherland, Sewell & Associates, Inc., independent petroleum consultants for the Company, in the form and substance satisfactory to counsel for the Purchasers.

          (e) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no stated implication of a possible downgrading, of such rating); (iii) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers including CSFBC, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

          (f) The Purchasers shall have received an opinion, dated the Closing Date, of Thompson & Knight L.L.P., counsel for the Company, that:

               (i) Each of the Company and the Guarantors and each Significant Subsidiary has been duly incorporated or organized, as the case may be, and is an existing entity in good standing under the laws of the jurisdiction of its respective incorporation or organization, with corporate or partnership or limited liability company power and authority to own its properties and conduct its business as described in the Offering Document; and each of the Company and the Guarantors is duly qualified to do business as a foreign corporation, limited partnership or limited liability company in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; except where the failure to so qualify would not have a Material Adverse Effect and except for the qualification of the Issuers in the jurisdictions noted on Exhibit A, which those Issuers are in the process of filing;

               (ii) The Indenture has been duly authorized, executed and delivered by each of the Issuers; the Notes and the Guarantees have been duly authorized, executed, issued and delivered by the Company and each of the Guarantors, respectively, and conform to the description thereof contained in the Offering Document; assuming due authorization, execution and delivery of the Indenture by the Trustee and due authentication of the Notes by the Trustee, the Indenture and the Notes constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of the general applicability relating to or affecting creditors' rights and to general equity principles; and, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture and the Guarantees constitute valid and legally binding obligations of each of the Guarantors, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (iii) None of the Issuers is or, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Circular, will be an "investment company" as defined in the Investment Company Act of 1940;

               (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement in connection with the issuance or sale of the Offered Securities by the Issuers, except such as may be required under state or foreign securities laws and except for the order of the Commission declaring the Exchange Offer Registration Statement or the Shelf Registration Statement effective;

               (v) To the knowledge of such counsel, except for certain listed litigation, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Issuers to perform their respective obligations under the Indenture, this Agreement or the Registration Rights Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or contemplated;

               (vi) The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement by the Company and the Guarantors, the issuance, sale and delivery of the Notes and the Guarantees by the Company and the Guarantors, respectively, and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument known to such counsel to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws (or comparable governing documents) of the Company or any such subsidiary;

               (vii) Each of the Issuers has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

               (viii) Such counsel has no reason to believe that the Offering Circular, or any amendment or supplement thereto, or any Exchange Act Report or any part of a Hallwood Exchange Act Report incorporated by reference in the Offering Circular, as of the date hereof and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading; the descriptions in the Offering Circular and the Exchange Act Reports of contracts and other documents listed in such opinion fairly present accurate summaries of such contracts and documents, the statements made under the caption "Description of Notes" insofar as they purport to constitute summaries of the terms of the Notes are accurate in all material respects; the statements made under the caption "Certain United States Federal Tax Consequences", to the extent that they constitute summaries of matters of law or regulation or legal conclusion, fairly summarize the matters described therein in all material respects; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Offering Circular, the Exchange Act Reports or the Hallwood Exchange Act Reports;

               (ix) This Agreement and the Registration Rights Agreement have been duly authorized, executed and delivered by each of the Issuers; and

               (x) It is not necessary in connection with (i) the offer, sale and delivery of the Offered Securities by the Issuers to the several Purchasers pursuant to this Agreement or (ii) the resales of the Offered Securities by the several Purchasers in the manner contemplated hereby to register the Offered Securities under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act.

          In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of Texas, the Delaware General Corporation Law, the Delaware Revised Uniform Limited Partnership Act, the Delaware Limited Liability Company Act, the General Corporation Law of Nevada, the Nevada laws relating to limited liability companies, the federal laws of the United States and, only as to the enforceability of the Indenture, the Notes and the Guarantees, the laws of the State of New York. With respect to matters of Colorado law, such counsel may rely upon the opinion of local counsel.

          (g) The Purchasers shall have received from Vinson & Elkins L.L.P., counsel for the Purchasers, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Issuers, the validity of the Offered Securities, the Offering Circular, the exemption from registration for the offer and sale of the Offered Securities by the Company to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as CSFBC may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (h) The Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Issuers in this Agreement are true and correct, that each of the Issuers has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the dates of the most recent financial statements in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

          (i) The Purchasers shall have received a letter, dated the Closing Date, of KPMG LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

          (j) The Purchasers shall have received a letter, dated the Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (b) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

          (k) The Purchasers shall have received a letter, dated the Closing Date, of Deloitte & Touche LLP which meets the requirements of subsection
     (c) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

          (l) The Purchaser shall have received a letter, dated the Closing Date, of Netherland, Sewell & Associates, Inc. confirming the matters contained in their letter issued pursuant to subsection (d) of this Section.

The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFBC may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

     7. Indemnification and Contribution. (a) Each of the Issuers, jointly and severally, will indemnify and hold harmless each Purchaser, its partners, directors and officers and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular or the Exchange Act Reports or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Issuers' failure to perform their obligations under Section 5(a) of this Agreement, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuers will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below; provided, further, that with respect to any untrue statement or omission or alleged untrue statement or omission from any preliminary offering circular, the indemnity agreements contained in this subsection (a) shall not inure to the benefit of any Purchaser that sold Offered Securities to the person asserting any such losses, claims, damages or liabilities to the extent that such sale was an initial resale by such Purchaser and any such loss, claim, damage or liability of such Purchaser results from the fact that there were not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the final offering circular (exclusive of any material included therein but not attached thereto) if the Issuers had previously furnished copies thereof to such Purchaser and if the untrue statement or omission or alleged untrue statement or omission was corrected in such final offering circular.

     (b) Each Purchaser will severally and not jointly indemnify and hold harmless the Issuers, their respective directors and officers and each person, if any, who controls the Issuers within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Issuers may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Offering Document furnished on behalf of each Purchaser: the fifth paragraph and the second sentence of the eighth paragraph under the caption "Plan of Distribution"; provided however, that the Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Issuers' failure to perform their obligations under Section 5(a) of this Agreement.

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, which consent shall not be unreasonably withheld, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total discounts and commissions received by the Purchasers from the Issuers under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

     (e) The obligations of the Issuers under this Section shall be in addition to any liability which the Issuers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Issuers within the meaning of the Securities Act or the Exchange Act.

     8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase the Offered Securities hereunder and the aggregate principal amount of the Offered Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount of the Offered Securities, CSFBC may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing

Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Purchasers agreed but failed to purchase. If any Purchaser or Purchasers so default and the aggregate principal amount of the Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of the Offered Securities and arrangements satisfactory to CSFBC and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Issuers or their officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Issuers or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Issuers shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Issuers and the Purchasers pursuant to Section 7 shall remain in effect, but shall not inure to the benefit of any defaulting Purchaser. If the purchase of the Offered Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii),
(iv) or (v) of Section 6(e), the Issuers will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or sent by facsimile and confirmed to the Purchasers c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Transactions Advisory Group, or, if sent to the Issuers, will be mailed, delivered or telegraphed and confirmed to it at 500 West Illinois, Midland, Texas 79701, Attention: Jack D. Hightower; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or sent by facsimile and confirmed to such Purchaser.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Issuers as if such holders were parties hereto.

     12. Representation of Purchasers. CSFBC will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by CSFBC will be binding upon all the Purchasers.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

     15. Execution and Delivery by Certain Parties. This Agreement shall be deemed executed and delivered by HEP Pure, LP and HEP Pure Acquisition LLC and any representation or warranty relating to any such entity shall be deemed made at 11:59 p.m., Eastern Standard Daylight Savings Time, on the date hereof, and no earlier.

     The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding brought by another party to this Agreement arising out of or relating to this Agreement or the transactions contemplated hereby.

          If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company, the Guarantors and the several Purchasers in accordance with its terms.

                                       Very truly yours,

                                       PURE RESOURCES, INC.
                                       TITAN EXPLORATION, INC.
                                       PURE RESOURCES I, INC.
                                       HALLWOOD PETROLEUM, INC.
                                       PURE GP, LLC
                                       HEP PURE ACQUISITION, LLC


                                       By:  /s/ William White
                                          --------------------------------
                                       Name: William K. White
                                       Title: Vice President


                                       PURE RESOURCES HOLDINGS, INC.
                                       PURE RESOURCES HOLDINGS, LLC


                                       By:  /s/ Richard Klumpp
                                          --------------------------------
                                       Name: Richard Klumpp
                                       Title: Vice President


                                       PURE RESOURCES, L.P.
                                       PK I, L.P.
                                       PK II, L.P.
                                       PK III, L.P.
                                       PK IV, L.P.


                                       By: PURE RESOURCES I, INC., its general
                                           partner


                                       By:  /s/ William White
                                          --------------------------------
                                       Name: William K. White
                                       Title: Vice President


                                       HEP PURE, LP


                                       By: PURE GP, LLC, its general partner


                                       By:  /s/ William White
                                          --------------------------------
                                       Name: William K. White
                                       Title: Vice President

                                       HALLWOOD ENERGY PARTNERS, L.P.


                                       By: HEP PURE ACQUISITION, LLC,
                                              its general partner


                                       By:  /s/ William White
                                          --------------------------------
                                       Name: William K. White
                                       Title: Vice President


                                       LA PLATA ASSOCIATES, LLC
                                       HALLWOOD LA PLATA LLC


                                       By: HALLWOOD PETROLEUM, INC.
                                              its general partner


                                       By:  /s/ William White
                                          --------------------------------
                                       Name: William K. White
                                       Title: Vice President

The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.

     Acting on behalf of itself and as the
     Representative of the several Purchasers

CREDIT SUISSE FIRST BOSTON CORPORATION
FIRST UNION SECURITIES, INC.
BNP PARIBAS SECURITIES CORP.
FLEET SECURITIES, INC.
CREDIT LYONNAIS SECURITIES (USA) INC.
BNY CAPITAL MARKETS, INC.
WELLS FARGO BROKERAGE, LLC

     Acting on behalf of themselves and as the Representatives of the several Purchasers.

By: CREDIT SUISSE FIRST BOSTON CORPORATION



By: /s/ Timothy Perry
    ---------------------------------
         Timothy Perry
         Director

                                  SCHEDULE A


              Purchaser                                      Principal Amount of
              ---------                                      -------------------
                                                             Offered Securities
                                                             ------------------

Credit Suisse First Boston Corporation                          $189,998,000

First Union Securities, Inc.                                      70,000,000

BNP Paribas Securities Corp.                                      30,000,000

Fleet Securities, Inc.                                            25,715,000

Credit Lyonnais Securities (USA) Inc.                             17,143,000

BNY Capital Markets, Inc.                                          8,572,000

Wells Fargo Brokerage, LLC                                         8,572,000


            Total                                               $350,000,000
                                                                ------------

                                   Exhibit A
                                   ---------

                           Qualifications in Process

Pure Resources I, Inc.
----------------------

     Louisiana
     New Mexico

Pure GP, LLC
------------

     Texas

     Utah and any other state determined to require qualification by virtue of this entity's acting as general partner of HEP Pure, LP

HEP Pure, LP
------------

     Colorado
     Louisiana
     New Mexico
     Texas
     Utah
     Wyoming

HEP Pure Acquisition, LLC
-------------------------

     Colorado
     Louisiana
     New Mexico
     Texas
     Utah
     Wyoming

La Plata Associates, LLC
------------------------

     Texas

Hallwood La Plata, LLC
----------------------

     Texas